UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

(Names of Registrants as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
to be held October 24, 2007

Annual Meetings of Shareholders (‘‘Meeting(s)’’) of Morgan Stanley Insured Municipal Trust, Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust, Morgan Stanley California Insured Municipal Income Trust, Morgan Stanley Quality Municipal Income Trust and Morgan Stanley Quality Municipal Investment Trust (individually, a ‘‘Trust’’ and, collectively, the ‘‘Trusts’’), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Conference Room 3G at 522 Fifth Avenue, New York, NY 10036, on October 24, 2007 at 9:00 a.m., New York City time, for the following purposes:

Matters to be Voted on By All Shareholders:

1.    For Morgan Stanley Insured Municipal Trust, Morgan Stanley Quality Municipal Income Trust and Morgan Stanley Quality Municipal Investment Trust, to elect two Trustees to serve until the year 2010 Annual Meeting of each Trust and for Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust and Morgan Stanley California Insured Municipal Income Trust, to elect three Trustees to serve until the year 2010 Annual Meeting of each Trust or, in each case, until their successors shall have been elected and qualified; and

2.    To transact such other business as may properly come before the Meetings or any adjournments thereof.

Matters to be Voted on only by Preferred Shareholders:

For Morgan Stanley Insured Municipal Trust, Morgan Stanley Quality Municipal Income Trust and Morgan Stanley Quality Municipal Investment Trust, to elect one Trustee to serve until the year 2010 Annual Meeting, or in each case until his successor shall have been elected and qualified.

Shareholders of record of each Trust as of the close of business on August 24, 2007 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

In the event that holders of a majority of each Trust’s shares issued and outstanding and entitled to vote (a ‘‘Quorum’’) are not present at the Meeting of any Trust in person or by proxy, or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

Mary E. Mullin Secretary

September 11, 2007
New York, New York

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary Quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSURED MUNICIPAL TRUST
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

522 Fifth Avenue, New York, New York 10036

JOINT PROXY STATEMENT

Annual Meetings of Shareholders

October 24, 2007

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the ‘‘Board(s)’’) of Morgan Stanley Insured Municipal Trust (‘‘IMT’’), Morgan Stanley Insured Municipal Bond Trust (‘‘IMC’’), Morgan Stanley Insured Municipal Income Trust (‘‘IIM’’), Morgan Stanley California Insured Municipal Income Trust (‘‘IIC’’), Morgan Stanley Quality Municipal Income Trust (‘‘IQI’’) and Morgan Stanley Quality Municipal Investment Trust (‘‘IQT’’) (individually, a ‘‘Trust’’ and, collectively, the ‘‘Trusts’’), for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 24, 2007 (the ‘‘Meeting(s)’’), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about September 12, 2007.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares (‘‘Shares’’) represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Trust (‘‘Shareholders’’) will be voted for each of the nominees for election as Trustee to be elected by all Shareholders of that Trust, and, if the Shareholder holds preferred shares of the Trust, for the nominee for election as Trustee to be elected by only the preferred shareholders (‘‘Preferred Shareholders’’), with respect to that Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

Shareholders of record of each Trust as of the close of business on August 24, 2007, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the ‘‘Record Date’’), are entitled to one vote for each Share held and a fractional vote for a fractional Share. No person was known to beneficially own more than 5% of the outstanding Shares of any of the Trusts on that date. The percentage ownership of Shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

Name of Trust	Number of Common Shares Outstanding as of August 24, 2007 (Record Date)	Number of Preferred Shares Outstanding as of August 24, 2007 (Record Date)
IMT	17,768,424	2,600
IMB	3,996,506	600
IIM	20,993,493	3,100
IIC	10,802,143	1,300
IQI	14,089,796	4,160
IQT	23,918,454	2,100

The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Trusts or officers and regular employees of Morgan Stanley Investment Advisors Inc. (‘‘Morgan Stanley Investment Advisors’’ or the ‘‘Investment Adviser’’), Morgan Stanley Trust, Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’ or the ‘‘Administrator’’) and/or Morgan Stanley & Co. Incorporated (‘‘Morgan Stanley & Co.’’), without special compensation therefor. In addition, each Trust may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. Each Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a Quorum will not be received. Effective September 28, 2007, the transfer agent services currently provided by Morgan Stanley Trust, acting as each Trust’s transfer agent will be assumed by Computershare Trust Company, N.A. (the ‘‘Transfer Agent’’).

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Joint Proxy Statement. To vote by touch tone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touch tone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, the Transfer Agent and/or Computershare, if retained, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contacts, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $2,000, which would be borne by each respective Trust.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust’s Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in two or more of the Trusts will receive a package containing a Joint Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a Shareholder that beneficially owns shares in two or more Trusts may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Trust in which such Shareholder is a beneficial owner. If the proposed election of Trustees are approved by Shareholders of one Trust and disapproved by Shareholders of other Trusts, the proposals will be implemented for the Trust that approved the proposals and will not be implemented for any Trust that did not approve the proposals. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by telephone or Internet as indicated in each Trust’s proxy card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (888) 421-4015 (toll-free).

ELECTION OF TRUSTEES FOR EACH TRUST

The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust’s Declaration of Trust, at ten. There are presently ten Trustees for each Trust. At the Meetings, pursuant to each Trust’s Declaration of Trust, two nominees for IMT, IQI and IQT and three nominees for IMB, IIM and IIC are standing for election to each Trust’s Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each Trust’s Declaration of Trust and the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), one Trustee is to be elected to the Board of Trustees of IMT, IQI, and IQT by the holders of the Preferred Shares of each respective Trust voting separately as a single class, all as set forth below.

IMT, IQI and IQT—	IMB, IIM and IIC—
Until the year 2010 Annual Meeting	Until the year 2010 Annual Meeting
By all Shareholders:	By all Shareholders:
Michael F. Klein	Frank L. Bowman
W. Allen Reed	Michael Bozic
James F. Higgins
By only Preferred Shareholders:
Michael E. Nugent

Nine of the current ten Trustees (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) are

‘‘Independent Trustees,’’ that is, Trustees who are not ‘‘interested persons’’ of the Trusts, as that term is defined in the 1940 Act. The other current Trustee, James F. Higgins, is an ‘‘interested trustee,’’ that is, a Trustee who is an ‘‘interested person’’ (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, is not an Independent Trustee. The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have previously been elected by the shareholders of the Trusts.

The nominees of the Boards of Trustees for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of the following nominees: for IMT, IQI and IQT— Michael F. Klein, Michael E. Nugent, and W. Allen Reed and for IMB, IIM and IIC—Frank L. Bowman, Michael Bozic, and James F. Higgins. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Joint Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominees listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

The Board of each Trust previously has determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I—Messrs. Bowman, Bozic and Higgins; Class II—Ms. Dennis and Messrs. Johnson, Kearns and Reid; and Class III—Messrs. Klein, Nugent and Reed. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust’s Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one each of the Class II Trustees and Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Manuel H. Johnson and Michael E. Nugent serve as Trustees of each Trust’s Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, three Trustees in Class III for IMT, IQI and IQT and three Trustees in Class I for IMB, IIM and IIC are standing for election at the Meetings and will, if elected, serve until the 2010 Annual Meetings for each Trust as set forth above or, in each case, until their successors shall have been elected and qualified.

The current Trustees of the Trust also serve as trustees for certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). The table below sets forth the following information regarding the nominees for election as Trustee, and each of the other Trustees

(both the Independent Trustees and the Interested Trustee), as well as the executive officers of the Trusts: their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee (as of December 31, 2006) and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with the Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee; (since February 2007); formerly, variously, Admiral in the U.S. Navy; Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.
Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with the Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W., Suite 740, Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.
Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternative Management, LLC (since January 2004); Chairperson of the Fixed- Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, (August 1997 to December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Boards and Nominee/ Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with the Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee/ Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee (since August 2006) of various Retail Funds and Institutional Funds; formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trusts, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2006) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with the Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/ Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Trustees are elected every three years or until his or her successor is elected.

Officers of the Trusts

Name, Age and Address of Executive Officer	Position(s) Held with the Trusts	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).
Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (43) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2007); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, U.S. Director of Compliance (October 2004 – April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (40) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (40) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustees in the Trusts and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) as of December 31, 2006 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trusts (As of December 31, 2006)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2006)
Independent:
Frank L. Bowman(1)	None	$50,001–$100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	Over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	$10,001–$50,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trusts as of the record date.

The Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees; (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Valuation, Insurance and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees of each Trust has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

Each Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trusts’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms’ duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

The members of the Audit Committee of each Trust are currently Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trusts’ Audit Committees is an ‘‘interested person,’’ as defined under the 1940 Act, of any of the Trusts (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from each Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE). The Chairperson of the Audit Committees of each of the Trusts is Joseph J. Kearns. The Board of Trustees for each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsiblities. A copy of the Audit Committee Charter is attached to this Joint Proxy Statement as Appendix 1.

The Board of Trustees of each Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trusts’ Independent Trustees as candidates for election as Independent Trustees, advises each Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to each Trust’s Board a set of corporate governance principles applicable to the Trusts, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trusts’ Board of Trustees and any Board committees and oversees periodic evaluations of the Trusts’ Board and its committees. The members of the Governance Committee of each Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. The Board of Trustees for each Trust has adopted a formal written charter for the Governance Committee which sets forth the Governance Committee’s responsibilities. A copy of the Governance Committee Charter is attached to this Joint Proxy Statement as Appendix 2.

The Trusts do not have a separate nominating committee. While each Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid), for all Trusts participates in the election and nomination of candidates for election as Independent Trustees for the respective Trusts for which the Independent Trustee serves. Persons recommended by each Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trusts, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Trusts expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Trust’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for each Trust and its Board. The Valuation, Insurance and Compliance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are all Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by each Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Valuation, Insurance and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of each Trust. The Investment Committee also recommends to the Board to approve or renew each Trust’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Trusts’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed-Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006.

The following chart sets forth the number of meetings of the Board, the Independent Trustees, the Audit Committee, the Insurance Committee and the Governance Committee of each Trust during its most recent fiscal year. For the 2006 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

Number of Board and Committee Meetings Held During Last Fiscal Year

Name of Trust	Fiscal Year-End	Board of Trustees Meetings	Audit Committee Meetings	Valuation, Insurance and Compliance Committee* Meetings	Governance Committee Meetings	Investment Committee Meetings
IMT	10/31/06	9	9	0	2	0
IMB	10/31/06	9	9	0	2	0
IIM	10/31/06	9	9	0	2	0
IIC	10/31/06	9	9	0	2	0
IQI	10/31/06	9	9	0	2	0
IQT	10/31/06	9	9	0	2	0

*	The Valuation, Insurance and Compliance Committee was formed in October 2006. Prior to this date, each Trust had an Insurance Committee that held two meetings during its most recent fiscal year.

For annual shareholder meetings, Trustees may but are not required to attend the meetings; and for each Trust’s last annual shareholder meeting, no Trustees attended the meeting.

Advantages of Having Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the Trusts’ management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the funds’ service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to each Trust’s Board of Trustees. Shareholders should send communications intended for each Trust’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Trust’s Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership by Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each Trustee is in compliance with the policy. As of June 30, 2007, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $6.6 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust’s officers and Trustees as a group was less than one percent of each Trust’s outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that each Trust’s executive officers and Trustees, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on each Trust’s review of copies of such reports of ownership furnished to the Trusts, due to an administrative oversight, each of Messrs. Bowman, Klein and Reed and Ms. Dennis did not file an initial form of ownership on Form 3 on a timely basis with regard to each Trust.

Compensation of Trustees

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairperson of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairperson.

The Trusts also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trusts who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trusts for their services as Trustee.

Effective April 1, 2004, the Trusts began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trusts.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trustees from each Trust for the fiscal year ended October 31, 2006 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2006.

Compensation(1)

	Total compensation from(2)						Total compensation from the Fund Complex(3)
Name of Independent Trustees	IMT	IMB	IIM	IIC	IQI	IQT
Frank L. Bowman(2)	$219	$50	$266	$125	$314	$175	$75,000
Michael Bozic	554	126	674	317	794	445	195,000
Kathleen A. Dennis	249	56	303	142	356	199	78,750
Manuel H. Johnson	680	155	828	389	976	547	240,000
Joseph J. Kearns(2)	628	143	764	359	901	505	226,250
Michael F. Klein	249	56	303	142	356	199	78,750
Michael E. Nugent	813	185	989	465	1,165	652	285,000
W. Allen Reed(2)	249	56	303	142	356	199	78,750
Fergus Reid	595	136	724	340	854	478	215,000

Name of Interested Trustees
James F. Higgins(4)	0	0	0	0	0	0	0

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trusts’ fiscal year. The following Trustees deferred compensation from the Trusts during the fiscal year ended October 31, 2006: Mr. Bowman, $1,149; Mr. Kearns, $1,651.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Trustees under the DC Plan. As of December 31, 2006, the value (including interest)

of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns and Reid pursuant to the deferred compensation plans was $78,764, $959,331 and $764,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Higgins was not approved to receive compensation from the Trusts and the Fund Complex until February 20-21, 2007. Thus, he did not receive any compensation from the Trusts for the fiscal year ended October 31, 2006 or from the Fund Complex for the calendar year ended December 31, 2006.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), including the Trusts, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Trusts’ Independent Trustees by the Trusts for the fiscal year ended October 31, 2006 and the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trusts as of October 31, 2006 and from the Adopting Funds as of December 31, 2006. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Trust Expenses
Name of Independent Trustee:	By IMT	By IMB	By IIM	By IIC	By IQI	By IQT	By all Adopting Funds
Michael Bozic	$420	$422	$419	$422	$422	$420	$17,614
Manuel H. Johnson	434	435	434	435	435	434	18,586
Michael E. Nugent	820	824	819	824	824	820	29,524

	Estimated Annual Benefits Upon Retirement(1)
Name of Independent Trustee:	From IMT	From IMB	From IIM	From IIC	From IQI	From IQT	From all Adopting Funds
Michael Bozic	$997	$997	$997	$997	$997	$997	$46,871
Manuel H. Johnson	1,451	1,451	1,451	1,451	1,451	1,451	68,630
Michael E. Nugent	1,299	1,299	1,299	1,299	1,299	1,299	61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

Assuming a Quorum is present, approval of the Proposal with respect to each Trust will require the affirmative vote of a majority of each Trust’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting.

The Board of Trustees of each Trust unanimously recommends that Shareholders vote FOR the election of each of the Trustees nominated for election.

The Investment Adviser

Morgan Stanley Investment Advisors serves as each Trust’s investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services.

The Principal Executive Officer of Morgan Stanley Investment Advisors is Owen D. Thomas, President and Chief Operating Officer. The Directors of Morgan Stanley Investment Advisors are Owen

D. Thomas and Ronald E. Robison. Mr. Thomas is currently a Managing Director of Morgan Stanley. The principal occupations of Mr. Robison are described under the section ‘‘Election of Trustees.’’ The business address of the Executive Officers and other Directors is 522 Fifth Avenue, New York, NY 10036.

Morgan Stanley Services, a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

Audit Committee Report

At a meeting held on October 31, 2006, the Board of Trustees of each Trust, including a majority of the Trustees who are not ‘‘interested persons’’ of the Trusts, as defined under the 1940 Act, acting on the recommendation of the Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ended October 31, 2007.

The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust’s audited financial statements be included in each Trust’s Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee of each Trust has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

The Audit Committee
Joseph J. Kearns (Chairperson) Michael E. Nugent W. Allen Reed

Representatives from Deloitte & Touche LLP are not expected to be present at the Meetings but are expected to be available by telephone. Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP, if available, will respond to appropriate questions from Shareholders.

Fees billed by the Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees for professional services billed by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IMT, IMB, IIM, IIC, IQI and IQT for the fiscal years ended October 31, 2005 and October 31, 2006 are set forth below.

	2005	2006
IMT	$30,448	$31,300
IMB	$30,448	$31,200
IIM	$30,448	$31,200
IIC	$30,448	$31,200
IQI	$28,108	$28,800
IQT	$28,108	$28,800

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Trust’s financial statements for their respective fiscal years ended October 31, 2005 and 2006, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

	2005	2006
IMT	$6,105	$6,096
IMB	$6,105	$6,096
IIM	$6,105	$6,096
IIC	$6,105	$6,096
IQI	$6,105	$6,096
IQT	$6,105	$6,096

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Trust for their respective fiscal years ended October 31, 2005 and 2006, which represent fees paid for the review of the Federal, state and local tax returns for each Trust, are set forth below.

	2005	2006
IMT	$5,026	$4,900
IMB	$5,026	$4,900
IIM	$5,026	$4,900
IIC	$5,026	$4,900
IQI	$5,026	$4,900
IQT	$5,026	$4,900

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Trust for the respective fiscal years ended October 31, 2005 and 2006.

Audit Committee Pre-approval

Each Trust’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Trust’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Trusts’ fees for the fiscal year ended October 31, 2006 were pre-approved by each Trust’s Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser for the fiscal years ended October 31, 2005 and 2006 amounted to approximately $6.5 million and $6.7 million, respectively.

The Audit Committee of each Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker ‘‘non-votes’’ will not count in favor of or against any such vote for adjournment.

Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of any proposal, and broker ‘‘non-votes’’ will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

SHAREHOLDER PROPOSALS

Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received no later than May 10, 2008 for each Trust for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

REPORTS TO SHAREHOLDERS

Each Trust’s most recent Annual Report for the Trust’s most recent fiscal year end and the most recent Semi-Annual Report succeeding the Annual Report, have been previously sent to Shareholders and are available without charge upon request from Morgan Stanley Investor Services, 2800 Post Oak Blvd, 44th Floor, Houston, Texas 77056 (telephone 1-888-421-4015) (toll-free).

INTEREST OF CERTAIN PERSONS

Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley & Co., Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Joint Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

OTHER BUSINESS

The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin Secretary

Appendix 1

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED AND RESTATED ON FEBRUARY 20, 2007

The Boards of Directors/Trustees (collectively, the ‘‘Board’’) of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP listed on the attached Exhibit A (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board (the ‘‘Audit Committee’’).1

1.	Structure And Membership of the Audit Committee

1.01.    Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than two members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1.02.    Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Board in its business judgment.

1.03.    Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

1	Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms ‘‘Committee,’’ ‘‘Directors/Trustees’’ and ‘‘Board’’ mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the ‘‘Auditor’’) only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Independence Board Standard No. 1, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.    The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘SOX Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board’s independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the SOX Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s Declaration of Trust, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

5.02.    Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.    Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit

Committee or Board, on audit related matters, including specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. Interim actions may be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Audit Committee.

8.	Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.	Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 20042

1.    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (‘‘general pre-approval’’); or require the specific pre-approval of the Audit Committee or its delegate (‘‘specific pre-approval’’). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the ‘‘Policy’’), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.    Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as ‘‘Audit services’’; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.    All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management Inc.
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

Appendix 2

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007

MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively, the ‘‘Board’’) of each Fund listed in the attached Exhibit A3. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (2) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may as Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

3	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(i)	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

(ii)	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

(iii)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under ‘‘Board Candidates and Nominees,’’ to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

(iv)	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(v)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and the NYSE;

(vi)	trustee/director duties and responsibilities;

(vii)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(viii)	trustee/director orientation and continuing education;

(ix)	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

(x)	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. Interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Governance Committee.

MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

EXHIBIT A

MORGAN STANLEY
RETAIL AND INSTITUTIONAL FUNDS
AT
JUNE 20, 2007

RETAIL FUNDS

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS

Active Assets Government Securities Trust (1)
Active Assets Institutional Government Securities Trust (2)
Active Assets Institutional Money Trust
Active Assets Money Trust
Morgan Stanley Liquid Asset Fund Inc.
Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS

Active Assets California Tax-Free Trust
Active Assets Tax-Free Trust
Morgan Stanley California Tax-Free Daily Income Trust
Morgan Stanley New York Municipal Money Market Trust
Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS

Morgan Stanley Allocator Fund
Morgan Stanley Capital Opportunities Trust
Morgan Stanley Developing Growth Securities Trust
Morgan Stanley Dividend Growth Securities Inc.
Morgan Stanley Equally-Weighted S&P 500 Fund
Morgan Stanley European Equity Fund Inc.
Morgan Stanley Financial Services Trust
Morgan Stanley Focus Growth Fund
Morgan Stanley Fundamental Value Fund
Morgan Stanley Global Advantage Fund
Morgan Stanley Global Dividend Growth Securities
Morgan Stanley Health Sciences Trust
Morgan Stanley Institutional Strategies Fund
Morgan Stanley International Fund
Morgan Stanley International SmallCap Fund
Morgan Stanley International Value Equity Fund
Morgan Stanley Japan Fund
Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Multi-Asset Class Fund
Morgan Stanley Nasdaq-100 Index Fund
Morgan Stanley Natural Resource Development Securities Inc.
Morgan Stanley Pacific Growth Fund Inc.
Morgan Stanley Real Estate Fund
Morgan Stanley S&P 500 Index Fund
Morgan Stanley Series Funds (3)
        •    Morgan Stanley U.S. Quantitative Large Cap Core Fund (3)
        •    Morgan Stanley International Quantitative Fund (3)
Morgan Stanley Small-Mid Special Value Fund
Morgan Stanley Special Growth Fund
Morgan Stanley Special Value Fund
Morgan Stanley Technology Fund
Morgan Stanley Total Market Index Fund
Morgan Stanley Utilities Fund
Morgan Stanley Value Fund

BALANCED FUND

Morgan Stanley Balanced Fund

ASSET ALLOCATION FUND

Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

Morgan Stanley Convertible Securities Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley FX Series Funds (3)
        •    FX Alpha Portfolio (3)
        •    FX Alpha Plus Portfolio (3)
Morgan Stanley High Yield Securities Inc.
Morgan Stanley Income Trust
Morgan Stanley Limited Duration Fund
Morgan Stanley Limited Duration U.S. Treasury Trust
Morgan Stanley Mortgage Securities Trust
Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

Morgan Stanley California Tax-Free Income Fund
Morgan Stanley Limited Term Municipal Trust
Morgan Stanley New York Tax-Free Income Fund
Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

Morgan Stanley Select Dimensions Investment Series

•    Balanced Portfolio
•    Capital Opportunities Portfolio
•    Developing Growth Portfolio
•    Dividend Growth Portfolio
•    Equally-Weighted S&P 500 Portfolio
•    Flexible Income Portfolio
•    Focus Growth Portfolio
•    Global Equity Portfolio
•    Growth Portfolio
•    Money Market Portfolio
•    Utilities Portfolio

Morgan Stanley Variable Investment Series

•    Aggressive Equity Portfolio
•    Dividend Growth Portfolio
•    Equity Portfolio
•    European Equity Portfolio
•    Global Advantage Portfolio
•    Global Dividend Growth Portfolio
•    High Yield Portfolio
•    Income Builder Portfolio
•    Limited Duration Portfolio
•    Money Market Portfolio
•    Income Plus Portfolio
•    S&P 500 Index Portfolio
•    Strategist Portfolio
•    Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley Income Securities Inc.
Morgan Stanley Prime Income Trust
Morgan Stanley Credit Opportunities Fund (3)

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley California Quality Municipal Securities
Morgan Stanley Insured California Municipal Securities
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Insured Municipal Securities
Morgan Stanley Insured Municipal Trust

Morgan Stanley Municipal Income Opportunities Trust
Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Municipal Premium Income Trust
Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Quality Municipal Investment Trust
Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.    Morgan Stanley Institutional Fund, Inc.

•    Active International Allocation Portfolio
•    Emerging Markets Portfolio
•    Emerging Markets Debt Portfolio
•    Focus Equity Portfolio
•    Global Franchise Portfolio
•    Global Real Estate Portfolio
•    Global Value Equity Portfolio
•    International Equity Portfolio
•    International Growth Equity Portfolio
•    International Magnum Portfolio
•    International Real Estate Portfolio
•    International Small Cap Portfolio
•    Large Cap Relative Value Portfolio
•    Small Company Growth Portfolio
•    Systematic Active Large Cap Core Portfolio
•    Systematic Active Small Cap Core Portfolio
•    Systematic Active Small Cap Growth Portfolio
•    Systematic Active Small Cap Value Portfolio
•    U.S. Large Cap Growth Portfolio
•    U.S. Real Estate Portfolio
•    Disciplined Large Cap Value Active Extension Portfolio
•    Systematic Large Cap Core Active Extension Portfolio
•    International Growth Active Extension Portfolio (3)

Morgan Stanley Institutional Fund Trust

Active Portfolios:

•    Advisory Global Fixed Income II Portfolio
•    Advisory Global Fixed Income Portfolio
•    Advisory Portfolio
•    Balanced Portfolio
•    Core Fixed Income Portfolio
•    Core Plus Fixed Income Portfolio
•    Equities Plus Portfolio

•    High Yield Portfolio
•    Intermediate Duration Portfolio
•    International Fixed Income Portfolio
•    Investment Grade Fixed Income Portfolio
•    Limited Duration Portfolio
•    Long Duration Fixed Income Portfolio
•    Mid Cap Growth Portfolio
•    Municipal Portfolio
•    U.S. Mid Cap Value Portfolio
•    U.S. Small Cap Value Portfolio
•    Value Portfolio

Inactive Portfolios:

•    Advisory Portfolio – Series 1 (3)
•    Advisory Portfolio – Series 2 (3)

The Universal Institutional Funds, Inc.

Active Portfolios:

•    Core Plus Fixed Income Portfolio
•    Emerging Markets Debt Portfolio
•    Emerging Markets Equity Portfolio
•    Equity and Income Portfolio
•    Equity Growth Portfolio
•    Global Franchise Portfolio
•    Global Real Estate Portfolio
•    Global Value Equity Portfolio
•    High Yield Portfolio
•    International Growth Equity Portfolio
•    International Magnum Portfolio
•    Mid Cap Growth Portfolio
•    Small Company Growth Portfolio
•    U.S. Mid Cap Value Portfolio
•    U.S. Real Estate Portfolio
•    Value Portfolio

Inactive Portfolios:

•    Balanced Portfolio
•    Core Equity Portfolio
•    International Fixed Income Portfolio
•    Investment Grade Fixed Income Portfolio
•    Multi-Asset Class Portfolio
•    Targeted Duration Portfolio

Morgan Stanley Institutional Liquidity Funds

•    Government Portfolio
•    Government Securities Portfolio (3)
•    Money Market Portfolio

•    Prime Portfolio
•    Tax-Exempt Portfolio
•    Treasury Portfolio
•    Treasury Securities Portfolio (3)

CLOSED-END INSTITUTIONAL FUNDS

Morgan Stanley Asia-Pacific Fund, Inc.
Morgan Stanley China ‘‘A’’ Share Fund
Morgan Stanley Eastern Europe Fund, Inc.
Morgan Stanley Emerging Markets Debt Fund, Inc.
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Morgan Stanley Emerging Markets Fund, Inc.
Morgan Stanley Global Opportunity Bond Fund, Inc.
Morgan Stanley High Yield Fund, Inc.
Morgan Stanley Opportunistic Municipal High Income Fund (3)
The India Investment Fund
The Latin American Discovery Fund, Inc.
The Malaysia Fund, Inc.
The Thai Fund, Inc.
The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

Morgan Stanley Institutional Fund of Hedge Funds
Morgan Stanley Institutional Fund of Hedge Funds II
Alternative Investment Partners Absolute Return Fund
Alternative Investment Partners Absolute Return Fund STS
Morgan Stanley Global Long/Short Fund A
Morgan Stanley Global Long/Short Fund P

(1)	Kathleen A. Dennis, Frank L. Bowman, James F. Higgins, Michael F. Klein and W. Allen Reed do not serve on the Board of Trustees of this fund.
(2)	Kathleen A. Dennis, Frank L. Bowman, Michael F. Klein and W. Allen Reed do not serve on the Board of Trustees of this fund.
(3)	This fund/portfolio has not commenced operations.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                MORGAN STANLEY INSURED MUNICIPAL TRUST                PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley Insured Municipal Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of the
Trust to be held in Conference Room 3G, Third Floor Conference Center, 522 Fifth
Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New York City
time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_B_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY              MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST           PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley Quality Municipal Income Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of the
Trust to be held in Conference Room 3G, Third Floor Conference Center, 522 Fifth
Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New York City
time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_C_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY           MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST          PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley Quality Municipal Investment Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of the
Trust to be held in Conference Room 3G, Third Floor Conference Center, 522 Fifth
Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New York City
time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_D_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES A IN THIS EXAMPLE:  [X]

1. Election of two Trustees:                        FOR     WITHHOLD     FOR ALL
                                                                         EXCEPT
   01. Michael F. Klein     02. W. Allen Reed       [ ]       [ ]          [ ]

To withhold your vote for any nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

--------------------------------------------------------------------------------

   Election of one Preferred Trustee:               FOR     WITHHOLD

   01. Michael E. Nugent                            [ ]       [ ]

To withhold your vote for any nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

--------------------------------------------------------------------------------

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
                            18019_CE2_B-D_PREF_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. Election of two Trustees:                        FOR     WITHHOLD     FOR ALL
                                                                         EXCEPT
   01. Michael F. Klein     02. W. Allen Reed       [ ]       [ ]          [ ]

To withhold your vote for any nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

--------------------------------------------------------------------------------

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
                            18019_CE2_B-D_COM_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY             MORGAN STANLEY INSURED MUNICIPAL BOND  TRUST             PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley Insured Municipal Bond Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of the
Trust to be held in Conference Room 3G, Third Floor Conference Center, 522 Fifth
Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New York City
time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_E_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY             MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST            PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley Insured Municipal Income Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of the
Trust to be held in Conference Room 3G, Third Floor Conference Center, 522 Fifth
Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New York City
time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_F_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             YOUR PROXY VOTE IS IMPORTANT!

                                             AND NOW YOU CAN VOTE YOUR PROXY ON
                                             THE PHONE OR THE INTERNET.

                                             IT SAVES MONEY! TELEPHONE AND
                                             INTERNET VOTING SAVES POSTAGE
                                             COSTS. SAVINGS WHICH CAN HELP
                                             MINIMIZE FUND EXPENSES.

                                             IT SAVES TIME! TELEPHONE AND
                                             INTERNET VOTING IS INSTANTANEOUS -
                                             24 HOURS A DAY.

                                             IT'S EASY! JUST FOLLOW THESE SIMPLE
                                             STEPS:

                                             1. READ YOUR PROXY STATEMENT AND
                                             HAVE IT AT HAND.

                                             2. CALL TOLL-FREE 1-866-241-6192 OR
                                             GO TO WEBSITE:
                                             HTTPS://VOTE.PROXY-DIRECT.COM

                                             3. ENTER THE 14-DIGIT NUMBER
                                             LOCATED IN THE SHADED BOX FROM YOUR
                                             PROXY CARD.

                                             4. FOLLOW THE RECORDED OR ON-SCREEN
                                             DIRECTIONS.

                                             5. DO NOT MAIL YOUR PROXY CARD WHEN
                                             YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY        MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST      PROXY
      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan
Stanley California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on August 24, 2007 at the Annual Meeting of Shareholders of
the Trust to be held in Conference Room 3G, Third Floor Conference Center, 522
Fifth Avenue, New York, New York 10036 on October 24, 2007 at 9:00 a.m., New
York City time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND
ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            -----------------------     ------------------------
                            -----------------------     ------------------------
                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign.
                            When signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate
                            the signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              18019_CE2_G_081607

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. Election of three Trustees:                                                     FOR     WITHHOLD     FOR ALL
                                                                                                         EXCEPT
   01. Frank L. Bowman      02. Michael Bozic       03. James F. Higgins           [ ]       [ ]          [ ]

To withhold your vote for any nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

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         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
                            18019_CE2_E-G_COM_081607